Exhibit 99.2

Merger With First Savings Financial Group, Inc. September 25, 2025

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and First Savings Financial Group, Inc. (“First Savings”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals or the approval of First Savings’ common shareholders, and the ability to complete the Merger on the expected timeframe; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission (“SEC”). First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results, whether the Merger is effectuated or not. ADDITIONAL INFORMATION Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. First Merchants will file a Registration Statement on Form S-4 with the SEC in connection with the Merger that will include a Proxy Statement for First Savings and a Prospectus for First Merchants, as well as other relevant documents concerning the proposed transaction, which, when finalized, the Proxy Statement—Prospectus will be submitted to First Savings common shareholders to solicit their vote on the Merger. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT—PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CONCERNING THE MERGER, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. When filed, this document and other documents relating to the Merger filed by First Merchants and First Savings can be obtained free of charge from the SEC’s website at www.sec.gov. First Merchants and First Savings and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the common shareholders of First Savings in connection with the proposed Merger. Information about the directors and executive officers of First Merchants is set forth in the proxy statement for First Merchants’ 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 1, 2025, which information has been updated by First Merchants from time to time in subsequent filings with the SEC. Information about the directors and executive officers of First Savings will be set forth in the Proxy Statement for the First Savings 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on January 8, 2025. Additional information regarding the interests of these participants, including First Savings’ officers and directors, will also be included in the Proxy Statement-Prospectus regarding the proposed Merger when it becomes available. PRO FORMA AND PROJECTED INFORMATION This presentation contains certain pro forma and projected financial information, including projected pro forma information, which reflects First Merchants’ current expectations and assumptions. This pro forma information is for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the pro forma information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the “Forward Looking Statements” disclaimer. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed acquisition or that actual results will not differ materially from those presented in the pro forma information. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

A Leading Midwest Banking Franchise

Partnership Enhances Scale, Expands Indiana Footprint & Delivers Key Business Lines



Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.5B
Loans: $2.9B
Northwest Indiana
Lake County Rank: 5
Lafayette MSA Rank: 2
Deposits: $2.9B
Loans: $2.2B
Michigan
Illinois
Indiana
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $4.8B
Loans: $2.1B
Ohio
Indianapolis
Indianapolis MSA Rank: 7
Deposits: $3.9B
Loans: $4.7B
Columbus
Columbus MSA Rank: 15
Deposits: $0.7B
Loans: $1.4B
Southern Indiana
Louisville MSA[4] Rank: 2
Washington, IN MSA Rank: 2
Deposits: $1.7B
Loans: $2.0B
Kentucky
FRME Locations
FSFG Locations

Note: MSA and County ranking per FDIC. Map includes all FRME locations including branches, LPOs and administrative centers.

Pro Forma Financial Highlights[1]

1.2%+	2026E ROAA
~54%	2026E Efficiency Ratio
14%+	2026E ROATCE
$2.5 Billion	Market Capitalization[2]
3.6%	Dividend Yield[3]

Ticker:	FRME
Headquarters:	Muncie, IN
Founded:	1893
Branches:	127
Assets:	$21.0 Billion
Loans HFI:	$15.2 Billion
Deposits:	$16.5 Billion

[1]Balance sheet figures as of June 30, 2025 and do not include any merger related adjustments.
[2]Based on adding stock issued in transaction to FRME market capitalization as of September 24, 2025.
[3]Based on FRME closing stock price of $39.53 as of September 24, 2025 and 2025Q2 $0.36 dividend annualized.
[4]Louisville MSA Includes only Indiana counties classified as part of the Louisville/Jefferson County, KY-IN MSA (Clark, Floyd, Harrison and Washington counties).



Forbes 2024
WORLD'S BEST BANKS
AMERICAN BANKER
2024 Best Banks to Work For
2024 Top 50 Public Banks
TIME
AMERICA'S BEST COMPANIES
2024
BEST PLACES TO WORK IN INDIANA 2024
best employers in Ohio
best places to work
Best CEO
Best Company LEADERSHIP
Best Company WORK-LIFE BALANCE
Best Company CAREER GROWTH

First Merchants.

3

FRME’s History of Growth Total Assets ($B) Growing Organically and Through Acquisition ✓ Organic growth CAGR of 8.2% since 2014 ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering $21.0 Markets $17.9 $18.3 $18.3 $18.6 $15.5 $14.1 $12.5 $9.9 $9.4 $7.2 $6.8 $5.8 1 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2Q25 Pro Forma 2015 2019 2025 Cooper State Bank ($138 M) Monroe Ameriana Bank ($483 M) Bank & Trust ($1.3 B) ($2.4 B) 2014 2017 2022 Community Arlington Bank ($309 M) LevelOne Bank iAB Financial Bank ($269 M) ($2.5 B) Bank ($1.1 B) 1Pro forma as of June 30, 2025; excludes purchase accounting adjustments. Note: Asset CAGR includes pro forma total as of June 30, 2025. Data Source: S&P Global Market Intelligence; Company Filings. 4

Overview of First Savings Financial Group, Inc.

Company Highlights

- Second largest[1] independent franchise headquartered in Southern Indiana[2] with leading market share in counties of operation
- Seasoned executive team with deep-rooted market experience; average tenure of ~14 years
- Demonstrated track record of asset generation with a 10% loan CAGR since June 2021
- FSFG's focus on both its core banking segment and nationally-focused specialty business lines has allowed for greater fee income diversification over time

First Savings Financial Group, Inc.

Geographic Footprint



FRME
FSFG
Indiana
Clark
Floyd
Harrison
Louisville
65
64

Financial Highlights[3]

($ in Millions)	2022	2023	2024	YTD 2025
Balance Sheet				
Total Assets	$2,197	$2,308	$2,389	$2,417
Gross Loans (Excl. HFS)	$1,599	$1,861	$1,905	$1,916
Total Deposits	$1,538	$1,684	$1,833	$1,736
Tangible Common Equity	$155	$173	$149	$154
Profitability				
ROAA (%)	0.71%	0.28%	0.79%	0.97%
ROAE (%)	8.3%	3.9%	11.1%	12.9%
Efficiency Ratio (%)	81.5%	86.2%	70.2%	68.5%

Deposit Market Share by County

County	Market Rank	Branches	Deposits ($000)	Mkt. Share (%)	% of Franchise
Clark, IN	2	6	896,124	22.8	51.5
Harrison, IN	2	3	246,481	25.2	14.2
Daviess, IN	2	2	216,531	22.7	12.4
Crawford, IN	1	2	142,887	100.0	8.2
Washington, IN	1	1	127,830	40.7	7.3
Floyd, IN	9	2	110,759	4.2	6.4

First Merchants.

[1] Excludes banks with greater than $50 billion in total assets.
[2] Includes all counties in IN below FRME's southernmost branch located in Morgan County, IN.
[3] Represents financial data for the calendar year ended December 31 and six months ended June 30, 2025.
Source: S&P Global Market Intelligence; FDIC Summary of Deposits as of June 30, 2025.

5

Transaction Summary First Merchants Corporation (“FRME”) $18.6 billion in total assets as of June 30, 2025 Buyer Muncie, Indiana Established 1893 First Savings Financial Group, Inc. (“FSFG”) $2.4 billion in total assets as of June 30, 2025 Seller Jeffersonville, Indiana Established 1937 0.85 shares of FRME common stock for each share of FSFG common stock (fixed exchange ratio) Consideration 5,950,474 shares issued to FSFG shareholders FSFG unexercised options to receive cash (~$6.2 million) 1 $243.5 million in aggregate1 Transaction Value 1 $33.89 per share 1.36x of tangible book value Transaction Multiples1 8.7x 2026E earnings2 6.2x 2026E earnings2 + fully phased cost savings Pro Forma Ownership Approximately 91% FRME / 9% FSFG Larry Myers – President, CEO and Director of FSFG – will join the FRME corporate board post- Board Representation closing, subject to FRME’s corporate governance procedures FSFG shareholder approval and customary regulatory approvals Approvals & Closing Expected closing in Q1’26 Systems integration scheduled for Q2’26 1Based upon a FRME closing stock price of $39.87 as of September 24, 2025. Aggregate deal value is inclusive of options consideration (FSFG unexercised options to receive cash). 2Based on $27.1 million of estimated FSFG earnings for CY 2026E. 6

Transaction Highlights Combination creates a $20B+ asset bank ranked 4th in deposit market share in Indiana and with a statewide footprint Strategically Expands FRME into Southern Indiana (four of FSFG’s counties of operation are part of the Compelling Louisville MSA which is comprised of markets in both Indiana and Kentucky) Enables FSFG’s asset generating businesses room to grow on a larger, more liquid balance sheet Lack of market overlap expected to preserve customer-facing jobs Longer term, positions FRME to capitalize on commercial banking opportunities in the Louisville MSA Operational Fit FRME finds FSFG’s specialty businesses attractive and intends to continue to invest in those products FRME is an experienced acquirer who conducted a comprehensive due diligence process to thoroughly evaluate the proposed transaction Attractive earnings accretion for both FRME and FSFG Shareholders Financially Manageable TBV dilution at closing, inclusive of all transaction expenses, with an estimated Attractive earnback of 3.0 years using the crossover method1 Accretive to key FRME profitability metrics in the first year of combined operations 1Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone FRME tangible book value per share. Inclusive of all transaction costs. 7

Expansion into Southern Indiana Bolsters Indiana State Presence

Pro Forma Indiana Deposit Market Share

Rank	Institution (ST)	Branches	Deposits ($000)	Mkt. Share (%)
1	JPMorgan Chase & Co. (NY)	118	25,043,492	11.8
2	The PNC Finl Svcs Grp (PA)	80	16,858,818	7.9
3	Old National Bancorp (IN)	93	13,820,604	6.5
	Pro Forma	90	13,414,896	6.3
4	Fifth Third Bancorp (OH)	96	13,079,511	6.2
5	Merchants Bancorp (IN)	7	12,751,155	6.0
6	First Merchants Corp. (IN)	74	11,674,284	5.5
7	First Bancshares Inc. (IN)	60	7,960,250	3.8
8	1st Source Corp. (IN)	73	7,099,121	3.3
9	Huntington Bancshares Inc. (OH)	39	6,508,001	3.1
10	First Financial Bancorp. (OH)	61	6,200,918	2.9
24	First Savings Financial Group (IN)	16	1,740,612	0.8

FSFG Southern Indiana Deposit Market Share

Rank	Institution (ST)	Branches	Deposits ($000)	Mkt. Share (%)
1	First Savings Financial Group (IN)	16	1,740,612	19.4
2	The PNC Finl Svcs Grp (PA)	6	1,715,164	19.1
3	JPMorgan Chase & Co. (NY)	7	951,033	10.6
4	First Capital Inc. (IN)	12	816,722	9.1
5	German American Bancorp Inc. (IN)	7	692,287	7.7
6	WesBanco Inc. (WV)	7	556,175	6.2
7	New Independent Bcshs Inc. (IN)	9	542,600	6.0
8	Stock Yards Bancorp Inc. (KY)	3	329,623	3.7
9	Truist Financial Corp. (NC)	1	387,920	4.3
10	Fifth Third Bancorp (OH)	2	258,673	2.9

Pro Forma Business Mix by Market Region

Loans


$15.3B
30.7%
19.0%
14.4%
13.7%
13.1%
9.2%

- Indianapolis (30.7%)
- Michigan (19.0%)
- Northwest Indiana (14.4%)[1]
- Northeast Indiana (13.7%)[2]
- Southern Indiana (13.1%)
- Columbus (9.2%)

Deposits


$16.5B
4.2%
29.1%
23.6%
17.6%
15.2%
10.3%

- Northeast Indiana (29.1%)
- Indianapolis (23.6%)
- Northwest Indiana (17.6%)
- Michigan (15.2%)
- Southern Indiana (10.3%)
- Columbus (4.2%)

First Merchants.

Note: Southern IN includes the IN counties in which FSFG operates: Clark, Crawford, Daviess, Floyd, Harrison and Washington.
[1]Includes the Lafayette, IN MSA and Lake County, IN.
[2]Includes the Muncie, IN MSA and Fort Wayne, IN MSA.
Source: FDIC Summary of Deposits as of June 30, 2025.

8

FSFG Market Dynamics: Southern Indiana

Attractive markets that FRME intends to invest in and grow post-closing. Market strategy will include the continuation of the First Savings Charitable Foundation

FSFG's Footprint By the Numbers

3.5% 2025-2030 Proj. Population Growth[1]	**10.9%** 2025-2030 Proj. HHI Growth[1]
$73.2K Median Household Income[1]	**$9.0B** Aggregate Deposits

Overview of Select FSFG Operating Cities

Jeffersonville, IN	• FSFG's largest city by deposits; #1 market share • Strong presence in logistics, healthcare, and retail • Major corporate expansions underway via the River Ridge Commerce Center
New Albany, IN	• Situated just across the Ohio River from Louisville • Focus on healthcare, retail and food services sectors; modest manufacturing activity in the region • Home to Indiana University Southeast
Clarksville, IN	• Oldest American town in the former Northwest Territory • Heavy focus on manufacturing sector

First Merchants.

Key Economic Drivers

River Ridge Commerce Center



- 6,000-acre industrial park in Jeffersonville, IN
- 20+ companies supporting 19,000+ jobs
- $3.0 billion economic output in 2024 with $1.3 billion economic value added
- Meta and Canadian Solar constructing $1.6 billion+ of data centers in 2025

Lewis and Clark Bridge



- Completed in December 2016 and connects Clark County, IN to Jefferson County, KY as part of the I-265 Louisville Beltway
- Part of the $2.5 billion Ohio River Bridge Project, which includes two other Southern IN-KY bridges and was anticipated to have an $87 billion economic impact over 30 years at opening
- Over 37.1 million crossings in 2024 across three tolled bridges; ~$961 million in revenue generated since inception

Westgate Tech Park



- 21-building campus in Daviess County, IN located near NSA Crane, the third largest navy installation in the world
- 60+ companies supporting 1,000+ jobs
- Primarily focused on the defense and information technology industries
- $200 million+ in planned capital investment moving forward

Major Employers in Southern Indiana

amazon · Norton Healthcare · McKesson · Kroger · GE Appliances a Haier company · CACI Ever Vigilant · Booz | Allen | Hamilton · HII

Note: Southern IN includes the IN counties in which FSFG operates: Clark, Crawford, Daviess, Floyd, Harrison and Washington.
[1]Figures based on population-weighted average by county.
Data Source: FDIC Summary of Deposits as of June 30, 2025; U.S. Census Bureau; River Ridge Commerce Center 2024 Annual Report; Manufacturing Dive; Southern Indiana Business Journal; RiverLink 2024 Annual Report; Courier Journal.

9

Opportunity to Expand FSFG's Specialty Lines

- FSFG offers three specialty, nationwide lines that can be invested in to expand and grow
- Growth from these lines could either be on balance sheet or through an originate-to-sell model to enhance fee income
- Tony Schoen – CFO and Director of FSFG – will oversee FSFG's specialty business lines post-closing

Triple-Net-Lease Finance

(Introduced in 2013)

$756.6M

Loans Outstanding

- Loans to high-net-worth individuals that are secured by low loan-to-value, single-tenant commercial properties
- Focus on retail, office and medical spaces with loan amounts ranging from $500K to $10M
- Underwritten with LTV < 70%, DSCR of 1.20x and greater
- No net charge-offs recorded between December 30, 2019 to June 30, 2025

First Lien HELOCs

(Shifted to Originate to Sell in 2025)

$401.5M

Loans Outstanding

- Nationally-enabled, differentiated product that combines mortgage and HELOC functionality
- Offered in 46 states through a loan production office in Franklin, TN
- Shifted to originate to sell model in 2025 with first $22.5 million sale in CQE June 30, 2025, anticipate ~$150 million in volume in 2026 at ~3% gain on sale

SBA Lending

(Introduced in 2015)

$101.5M

Loans Outstanding

- Originates out-of-market 7(a) loans, sells the guaranteed portions in the secondary market, and retains the unguaranteed balance
- Right-sized back office with strong technology platform
- $55.4 million LTM final funded SBA loans sold; represents Y/Y growth rate of ~140%
- MRQ Net Gain on Sale of Loans of 5.17%
- YTD originations for sale of $27.6 million

First Merchants.

Note: HELOC = Home Equity Line of Credit.
Source: S&P Global Market Intelligence; Company Filings.

10

Pro Forma Loans and Deposits FRME FSFG Pro Forma C&D 3.6% C&D C&D Consumer 6.3% 5.9% 1-4 Family1 Consumer & Other 1-4 Family1 13.4% & Other 1-4 Family1 11.6% Consumer 13.2% Strong and 18.3% 17.7% & Other HELOC 23.8% HELOC Diversified HELOC 4.9% 7.1% 21.9% C&I OOCRE C&I Loan 5.5% C&I OOCRE 33.3% 9.2% 29.7% 9.9% Non- Non- Portfolio OOCRE Non- OOCRE Multifamily OOCRE OOCRE 1.7% 14.4% 11.4% 15.6% 11.9% Multifamily Multifamily 4.9% 4.5% Total: $13.3B Total: $2.0B Total: $15.3B MRQ Yield: 6.32% MRQ Yield: 5.86% Noninterest- Noninterest- Noninterest-bearing bearing bearing 15.2% 11.9% Time Other 14.9% Time 13.6% Transaction Accounts 15.4% Attractive Other Time 31.5% 20.6% Other Transaction Transaction Core Deposit Accounts Accounts 35.9% 37.7% MMDA and Base MMDA and Savings Savings 33.5% MMDA and Savings 36.1% 33.8% Total: $14.9B Total: $1.7B Total: $16.6B MRQ Cost: 2.30% MRQ Cost: 2.41% 1Includes Closed-End 1-4 Family Loans. Note: Loan and deposit compositions reflect bank-level regulatory data as of June 30, 2025; Yield and cost figures represent GAAP data as of June 30, 2025. 11

Summary Financial Impact & Assumptions

Financial Impact

- 11% EPS accretion for last 9 months of 2026 (with fully-phased cost savings)
- 4.8% TBV dilution at closing, inclusive of all transaction expenses, with an earnback of 3 years using the crossover method[1]
- Tangible common equity / tangible assets of ~8.7% estimated at closing
- CET1 capital ratio of ~10.9% estimated at closing
- Total risk-based capital ratio of ~12.6% estimated at closing
- CRE Construction estimated ~42% / 100%[2] at closing
- CRE Total estimated ~184% / 300%[2] at closing

Estimated Cost Savings

- 27.5% of FSFG's noninterest expense
- 67% phased-in during the last 9 months of 2026 and 100% thereafter

Loan Credit Mark

- 1.29%, or $25.1 million, ACL established on portfolio ($9.8 million PCD and $15.2 million non-PCD)
- Assumes early adoption of FASB's new standard for purchased financial assets, resulting in no accretable credit mark

Interest Rate Marks

- Loan interest rate mark of $78.5 million, or 4.0% of FSFG's gross loans, accreted over 4 years using the straight-line method
- Total net fair value discount on liabilities of $0.1 million, including Time Deposits, FHLB Advances and Subordinated Debt

Transaction Expenses

- $24.5 million after-tax merger charges
- Fully reflected in TBV dilution at closing

Other Assumptions

- Core deposit intangible of 2.5%, amortized over 10 years using the sum of the years' digits method
- $2.1 million net reversal of deferred fees
- FSFG securities portfolio is sold and reinvested into higher yielding assets at close
- ~$0.8 million annual after-tax reduction in noninterest income related to Durbin interchange impact

First Merchants.

[1] Based on when pro forma tangible book value per share crosses over and begins to exceed projected standalone FRME tangible book value per share. Inclusive of all transaction costs.
[2] Measures loans as a percentage of the Bank's total regulatory capital which is used by regulators to assess CRE exposure

12

Summary

- Leading Midwest franchise **headquartered in Indiana** of over $20 billion in assets and higher growth potential
- Compelling both strategically and financially
- Expands FRME into Southern Indiana, increasing statewide deposit market share
- Strong operational fit with FSFG's legacy community markets; Louisville MSA expected to provide commercial banking opportunities going forward
- Scalability of FSFG's nationwide lending and fee income platforms

Strong Market Share Across Top 5 Pro Forma MSAs

Rank	MSA	Deposits ($M)	% of PF Franchise	PF Rank
1	Indianapolis, IN	$4,975	30.0%	7
2	Muncie, IN	$1,802	10.9%	1
3	Chicago, IL-IN[1]	$1,509	9.1%	3
4	Louisville/Jefferson County, KY-IN[2]	$1,381	8.3%	2
5	Detroit, MI	$1,162	7.0%	11

First Merchants.

Attractive Financial Results

11% 9 Mos. 2026E EPS Accretion[3]	**4.8%** TBV Dilution	**3 Yrs.** TBV Earnback
1.25% 9 Mos. 2026E ROAA[3]	**14.5%** 9 Mos. 2026E ROATCE[3]	**53.6%** 9 Mos. 2026E Efficiency Ratio[3]
8.7% TCE / TA	**10.9%** CET1 Ratio	**12.6%** Total RBC Ratio

[1]Includes only Indiana counties classified as part of the Chicago-Naperville-Elgin, IL-IN MSA (Jasper, Lake, Newton and Porter counties).
[2]Includes only Indiana counties classified as part of the Louisville/Jefferson County, KY-IN MSA (Clark, Floyd, Harrison and Washington counties).
[3]Assumes fully phased-in cost savings; results for the last 9 months of 2026.
Source: FDIC Summary of Deposits as of June 30, 2025.

13

FRME’s Track Record of Shareholder Value Creation 10-Year Total Return (2014-2024) Earnings per Share CAGR 2014-2024: 7.5% $3.81 $3.81 $3.73 230.1% $3.41 $3.22 $3.19 $2.74 $2.12 $1.98 $1.92 $1.65 $1.72 200.3% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD’25 Dividends per Share FRME KBW NASDAQ Regional Banking Index CAGR 2014-2024: 17.0% $1.34 $1.39 $1.25 $1.13 $1.04 $1.00 Tangible Book Value per Share $0.84 $0.69 $0.71 $31.21 $0.54 CAGR 2014-2024: 7.0% $30.02 $0.41 $27.98 $0.29 Adjusted CAGR1 8.5% $25.42 $24.09 $22.64 $21.24 $19.24 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD’25 $16.78 $15.83 $14.38 $13.27 Return on Tangible Common Equity 18.77% 18.12% $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $27.90 16.76% 15.81% 16.17% 14.30% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD’25 13.26% 13.29% 13.71% 12.94% 12.47% 12.21% 1 TBVPS TBVPS Without AFS OCI 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD’25 14

APPENDIX

FSFG Summary Financial Highlights

(Dollars in Thousands)	CY 2020	CY 2021	CY 2022	CY 2023	CY 2024	6/30/25 LTM
Balance Sheet						
Total Assets	$ 1,873,665	$ 1,764,589	$ 2,196,919	$ 2,308,092	$ 2,388,735	$ 2,416,675
Gross Loans (Excl. HFS)	1,131,832	1,157,435	1,599,020	1,860,742	1,905,199	1,916,343
Deposits	1,121,320	1,267,035	1,537,841	1,683,846	1,832,774	1,736,194
Tangible Common Equity	154,748	173,437	148,767	154,155	165,822	173,699
Tangible Common Equity (Excl. AOCI)	142,859	164,218	167,767	167,761	183,611	193,760
Gross Loans (Excl. HFS) / Deposits	100.9%	91.3%	104.0%	110.5%	104.0%	110.4%
Capital						
Tangible Common Equity / Tangible Assets	8.31%	9.89%	6.81%	6.71%	6.97%	7.22%
Tier 1 Leverage Ratio	8.92%	9.81%	7.55%	7.25%	7.53%	7.98%
Tier 1 Capital Ratio	10.45%	11.39%	8.51%	8.84%	9.63%	10.07%
Total Capital Ratio	13.17%	13.84%	12.01%	12.12%	12.83%	12.63%
Asset Quality						
Nonperforming Assets	$ 12,691	$ 10,642	$ 8,841	$ 11,533	$ 13,215	$ 13,615
Nonperforming Loans	10,648	8,914	8,638	10,442	12,124	12,502
NPLs / Loans	0.72%	0.68%	0.53%	0.55%	0.63%	0.63%
NPAs / Assets	0.68%	0.60%	0.40%	0.50%	0.55%	0.56%
Reserves / NPLs	160.8%	165.8%	186.2%	179.9%	170.6%	164.1%
Reserves / Loans	1.15%	1.12%	0.98%	1.00%	1.07%	1.04%
NCOs / Average Loans	0.13%	0.03%	0.07%	0.05%	0.03%	0.03%
Income Statement						
Net Interest Income	$ 50,114	$ 57,336	$ 63,010	$ 59,426	$ 59,411	$ 63,255
Provision Expense	8,125	(1,909)	2,366	2,040	2,229	1,197
Noninterest Income	161,305	90,653	39,388	23,406	11,057	12,294
Realized Gains on Securities	(3)	51	436	(470)	644	168
Noninterest Expense	145,938	119,859	85,321	73,391	51,032	53,528
Pre-Tax Income	57,353	30,230	15,147	5,672	21,239	24,107
Income Tax Expense	16,550	6,281	1,195	(549)	2,342	2,545
Net Income	40,803	23,949	13,952	6,221	18,897	21,562
Profitability						
Net Interest Margin	3.50%	3.74%	3.64%	2.93%	2.70%	2.85%
Cost of Deposits	0.49%	0.27%	0.60%	2.08%	2.89%	2.72%
Efficiency Ratio	68.5%	80.2%	81.5%	86.2%	70.2%	69.1%
Non-Interest Income / Avg. Assets	10.19%	5.21%	2.01%	1.03%	0.46%	0.51%
Non-Interest Expense / Avg. Assets	9.22%	6.89%	4.36%	3.24%	2.13%	2.22%
ROAA	2.58%	1.38%	0.71%	0.28%	0.79%	0.89%
ROAE	28.8%	13.6%	8.3%	3.9%	11.1%	12.2%

First Merchants.

Note: Represents financial data for the calendar year ended December 31 and last twelve months ended June 30, 2025.
Data Source: S&P Global Market Intelligence.

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TBV Dilution and Pro Forma Earnings Accretion Reconciliation Tangible Book Valuation Dilution Detail Illustrative Fully Phased-in 2026E EPS Accretion1 Common Shares $ Per $ Millions (Millions) Share Dollars in millions, excluding per share data 2026E FRME Tangible Book Value at Close (3/31/2026) $1,713 57 $29.91 FRME Earnings (Consensus Estimates) $223 FSFG Earnings 27 Equity Consideration to FSFG 237 6 Combined Earnings $251 Core Deposit Intangibles (30) Fully Phased-in Cost Savings $12 Goodwill Created (105) Accretion of Interest Rate Marks 15 Transaction Cost Attributable to FRME (14) Incremental Income on Securities Reinvestment 2 Pro Forma Tangible Book Value $1,800 63 $28.47 Amortization of Core Deposit Intangibles (4) Other Adjustments2 (2) Combined Earnings $273 FRME TBV Per Share Dilution ($) ($1.43) FRME TBV Per Share Dilution (%) (4.8%) Standalone Avg. Diluted Shares Outstanding (Millions) 58 Standalone EPS $3.86 TBVPS Earnback (Years) 3.0 Combined Avg. Diluted Shares Outstanding (Millions) 64 Combined EPS $4.29 EPS Accretion ($) $0.43 EPS Accretion (%) 11% 1For illustrative purposes, assumes transaction closes on December 31, 2025 and cost savings are fully phased-in. 2Includes net opportunity cost of cash, elimination of existing target CDI amortization and lost interchange income related to Durbin Amendment. 17